UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): November 17, 2022

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 17, 2022, Mitsui & Co., Ltd., a Japanese limited company (“Mitsui”), Fuyo General Lease Co., Ltd. (“Fuyo”), JA Mitsui Leasing, Ltd. (“JAML”) and CFW Partners, L.P. (“CFW” and collectively with Mitsui, Fuyo and JAML, the “Consortium”) entered into a consortium agreement (the “Consortium Agreement”). On November 17, 2022, CFW, on behalf of the Consortium, submitted a non-binding proposal to the Board of Directors (the “Board”) of Willis Lease Finance Corporation (the “Company”) to acquire all of the outstanding shares of the Company’s common stock not already owned by CFW, Charles F. Willis, IV, Austin Chandler Willis and their respective affiliates, in exchange for cash consideration of $45.00 per share. The Consortium Agreement was filed as an exhibit to a Schedule 13D/A filed on behalf of the Consortium on November 17, 2022.

On November 17, 2022, the Board formed a committee of the Board comprised solely of independent directors to review, evaluate and negotiate any proposal from the Consortium (the “Independent Committee”). The Independent Committee is composed of Hans Joerg Hunziker, Robert J. Keady and Rae A. McKeating. The Independent Committee intends to retain independent legal counsel and an independent financial advisor to assist in its review of a complete proposal once received.

The Company does not plan to disclose developments or provide updates on the progress or status of any potential transaction until the Independent Committee deems further disclosure is appropriate or required. No assurances can be given regarding the terms and details of any transaction, that any future proposal will be made by the Consortium, that any proposal made by the Consortium regarding a proposed transaction will be accepted by the Independent Committee, that definitive documentation relating to any such transaction will be executed, or that a transaction will be consummated in accordance with that documentation, if at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: November 23, 2022

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Scott B. Flaherty
Senior Vice President and Chief Financial Officer

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